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EXHIBIT 31.1
MANAGEMENT CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY

ACT OF 2002

I, José Rafael Fernández
, President and Chief Executive

Officer of OFG Bancorp, certify that:

1.

I have reviewed this annual

report on Form 10-K of OFG

Bancorp;

2.

Based on my knowledge,

this report does not contain

any untrue statement of a material

fact or omit to state a material fact
necessary to make the statements

made, in light of the circumstances

under which such statements were

made, not
misleading with respect to the period

covered by this report;

3.

Based on my knowledge, the

financial statements, and other

financial information included

in this report, fairly present in
all material respects the financial condition,

results of operations and cash

flows of the registrant as of,

and for, the periods
presented in this report;

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.

The registrant’s other certifying officer and I are responsible for establishing and maintaining

disclosure controls and
procedures (as defined in Exchange

Act Rules 13a-15(e) and

15d-15(e)) and internal control over

financial reporting (as
defined in Exchange Act Rules 13a-15(f

) and 15d-15(f )) for the registrant

and have:

a)

Designed such disclosure controls

and procedures, or caused such disclosure

controls and procedures to be
designed under our supervision, to

ensure that material information

relating to the registrant, including

its
consolidated subsidiaries, is made

known to us by others within those

entities, particularly during the period
in which this report is being prepared;

b)

Designed such internal control

over financial reporting, or

caused such internal control over

financial
reporting to be designed under

our supervision, to provide reasonable

assurance regarding the reliability

of
financial reporting and the preparation

of financial statements

for external purposes in accordance

with U. S.
generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure

controls and procedures and presented

in this report
our conclusions about the effectiveness

of the disclosure controls and

procedures, as of the end of the period
covered by this report based on such

evaluation; and

d)

Disclosed in this report any

change in the registrant’s internal control over

financial reporting that occurred
during the registrant’s most recent fiscal year that has

materially affected, or is reasonably likely

to
materially affect the registrant’s internal control over financial reporting; and

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.

The registrant’s other certifying officer and I have disclosed,

based on our most recent evaluation

of internal control over
financial reporting, to the registrant’s auditors and the

audit committee of the registrant’s board

of directors:

a)

All significant deficiencies

and material weaknesses in

the design or operation of internal

control over
financial reporting which are reasonably

likely to adversely affect the registrant’s ability to record,

process,
summarize and report financial information;

and

b)

Any fraud, whether or

not material, that involves management

or other employees who have

a significant role
in the registrant’s internal control over financial reporting.

Date: February 26, 2021

By:

/s/ José Rafael Fernández
José Rafael Fernández
President and Chief Executive Officer